SETTLEMENT AGREEMENT
This Settlement Agreement (the “Agreement”) is entered into this 7th day of September, 2023, (the “Effective Date”) by and between Yuzz Buzz, LLC (“Yuzz Buzz”), Jason Wright (“Wright”), and Michael Gross (“Gross”, collectively, the “Yuzz Buzz Parties”), on the one hand, and SpringBig, Inc. (“SpringBig”), Medici Holdings V, Inc. (f/k/a SpringBig, Inc.) (“Medici Holdings”), SpringBig Holdings, Inc. (“SpringBig Holdings”), and Jeffrey Harris (“Harris”, collectively, the “SpringBig Parties”), on the other hand, each of which shall be referred to herein as the “Parties.”
Recitals
WHEREAS, on July 10, 2017, Medici Holdings, Harris, Gross, and several other parties entered into the Settlement Agreement and Mutual General Release (the “2017 Settlement Agreement”). A copy of the Settlement Agreement is attached as Exhibit “1”;
WHEREAS, on July 10, 2017, as a material term in the Settlement Agreement, Medici Holdings and Yuzz Buzz entered into the License Agreement (“2017 License Agreement”). A copy of the License Agreement is attached as Exhibit “2”;
WHEREAS, a dispute arose regarding the terms of the 2017 Settlement Agreement and the 2017 License Agreement;
WHEREAS, on May 27, 2022, Yuzz Buzz and Gross filed a complaint against Medici Holdings relating to the 2017 Settlement Agreement and the 2017 License Agreement, thereby initiating Case No. 50-2022-CA-005163-XXXX-MB (AG) in the Florida State Civil Court situated in Palm Beach County, Florida (the “State Court”);
WHEREAS, on December 12, 2022, Yuzz Buzz and Gross filed an amended complaint in the Action against Medici Holdings, SpringBig, SpringBig Holdings, and Harris relating to the 2017 Settlement Agreement and the 2017 License Agreement;
WHEREAS, on March 15, 2023, Yuzz Buzz and Gross filed a second amended complaint in the Action against Medici Holdings, SpringBig, SpringBig Holdings, and Harris relating to the 2017 Settlement Agreement and the 2017 License Agreement;
WHEREAS, on May 10, 2023, Medici Holdings, SpringBig, and Harris filed a counterclaim against Yuzz Buzz and Gross in the Action relating to the 2017 Settlement Agreement and the 2017 License Agreement.
WHEREAS, on July 17, 2023, Medici Holdings, SpringBig, and Harris filed an amended counterclaim against Yuzz Buzz and Gross in the Action relating to the 2017 Settlement Agreement and the 2017 License Agreement. The claims set forth in the pleadings identified in this paragraph together with the four preceding paragraphs constitute the “Action”;
WHEREAS, Wright and Gross are the sole members of Yuzz Buzz; and
WHEREAS, the Parties desire to resolve and settle all litigation, claims and disputes between them as more specifically set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, it is agreed by the Parties as follows:
Terms
1.Recitals. The foregoing Recitals are true and correct and are incorporated into this Agreement by reference.

2.Definitions. The following definitions shall apply as used herein.

a.“Common Stock” means the voting common stock, par value $0.0001 per share, of SpringBig Holdings.

b.“Restriction Period” shall have the same meaning as used in the Lock-Up
Agreement.

c.“SBIG Stock” means the Common Stock currently publicly traded under the stock ticker symbol SBIG.

d.“SBIG Stock Issuance” means the Gross SBIG Stock Issuance together with the Wright SBIG Stock Issuance.

e.“Share” means a share of the Common Stock.

3.Settlement of Claims and Settlement Payment. In full and final settlement of the claims in the Action:

a.The SpringBig Parties shall pay the Yuzz Buzz Parties the total amount of
$525,170 as follows in accordance with wire transfer instructions provided by Gross and Wright, as applicable:

i.The amount of $125,170 to be paid within fifteen (15) business days of the Effective Date of this Agreement (the “First Installment Payment”) to the trust account of counsel for Gross and Yuzz Buzz, Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A;

ii.The following amounts to be paid monthly for 10 months starting the month of October 2023 as follows (the “Monthly Installment Payments”):

1.The amount of $40,000 to be paid by October 31, 2023, to the trust account of counsel for Gross and Yuzz Buzz, Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A;

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2.The amount of $40,000 to be paid by November 30, 2023, to the trust account of counsel for Gross and Yuzz Buzz, Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A;
3.The amount of $40,000 to be paid by December 31, 2023, to the trust account of counsel for Gross and Yuzz Buzz, Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A;
4.The amount of $40,000 to be paid by January 31, 2024, consisting of $30,000 to be paid to Gross and $10,000 to be paid to Wright;
5.The amount of $40,000 to be paid by February 29, 2024, consisting of $30,000 to be paid to Gross and $10,000 to be paid to Wright;
6.The amount of $40,000 to be paid by March 29, 2024, consisting of
$30,000 to be paid to Gross and $10,000 to be paid to Wright;
7.The amount of $40,000 to be paid by April 30, 2024, consisting of
$30,000 to be paid to Gross and $10,000 to be paid to Wright;
8.The amount of $40,000 to be paid by May 31, 2024, consisting of
$30,000 to be paid to Gross and $10,000 to be paid to Wright;
9.The amount of $40,000 to be paid by June 28, 2024, consisting of
$30,000 to be paid to Gross and $10,000 to be paid to Wright; and
10.The amount of $40,000 to be paid by July 31, 2024, consisting of
$30,000 to be paid to Gross and $10,000 to be paid to Wright.

b.Within three (3) business days of the Effective Date of this Agreement, and before the issuance of any Shares of SBIG Stock to Gross, (i) SpringBig Holdings and Gross shall sign and exchange counterparts of a lock-up agreement, in substantially the form attached hereto as Exhibit 3 (“Lock-Up Agreement”), (ii) Gross shall pay $127.50 to SpringBig Holdings, which is an amount equal to the aggregate par value of the total amount of SBIG Stock to be issued in the Gross SBIG Stock Issuance (as defined below), in accordance with wire transfer instructions provided by SpringBig Holdings and (iii) Gross shall provide a completed and signed Form W-9 tax form to SpringBig Holdings for the purpose of coordinating the Gross SBIG Stock Issuance with the transfer agent of SpringBig Holdings and promptly provide any updates to such form. No later than three (3) business days after the completion of the steps in the foregoing clauses (i), (ii) and (iii), SpringBig Holdings shall issue to Gross 1,275,000 Shares of SBIG Stock (the “Gross SBIG Stock Issuance”), all of which Shares of SBIG Stock shall be deemed Securities within the meaning of, and subject to the restrictions in, the Lock-Up Agreement. For all purposes under this Agreement, completion of the Gross SBIG Stock Issuance will be evidenced by a book entry in the name of Gross on the books and records of the transfer agent of SpringBig Holdings.

c.Within three (3) business days of the Effective Date of this Agreement, and before the issuance of any Shares of SBIG Stock to Wright, (i) SpringBig Holdings and Wright shall sign and exchange counterparts of a Lock-Up Agreement, in substantially the form attached hereto as Exhibit 3, (ii) Wright shall pay $42.50 to SpringBig Holdings, which is an amount equal to the aggregate par value of the total amount of SBIG Stock to be issued in the Wright

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SBIG Stock Issuance (as defined below), in accordance with wire transfer instructions provided by SpringBig Holdings and (iii) Wright shall provide a completed and signed Form W-9 tax form to SpringBig Holdings for the purpose of coordinating the Wright SBIG Stock Issuance with the transfer agent of SpringBig Holdings and promptly provide any updates to such form. No later than three (3) business days after the completion of the steps in the foregoing clauses (i), (ii) and (iii), SpringBig Holdings shall issue to Wright 425,000 Shares of SBIG Stock (the “Wright SBIG Stock Issuance”), all of which Shares of SBIG Stock shall be deemed Securities within the meaning of, and subject to the restrictions in, the Lock-Up Agreement. For all purposes under this Agreement, completion of the Wright SBIG Stock Issuance will be evidenced by a book entry in the name of Wright on the books and records of the transfer agent of SpringBig Holdings.

d.SpringBig Holdings shall use its reasonable best efforts to register the resale of the Shares issued in the SBIG Stock Issuance, including any shares of SBIG capital stock issued with respect to the Shares (“SBIG Stock Registration”), within ninety (90) calendar days of the Effective Date of this Agreement pursuant to an appropriate registration statement (“the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”); provided that the obligations of SpringBig Holdings to effect such registration are contingent upon
(i) Gross and Wright furnishing to SpringBig Holdings a completed and executed selling shareholders questionnaire in substantially the form attached hereto as Exhibit “4” that contains the information required by the rules of the Commission regarding Gross and Wright, the Shares held by Gross and Wright, and the intended method of disposition of the Shares issued in the SBIG Stock Issuance to effect the registration, and (ii) Gross and Wright executing such documents in connection with such registration as SpringBig Holdings may reasonably request that are customary of a selling stockholder in similar situations.

e.SpringBig shall use its reasonable best efforts to cause the Registration Statement to be declared effective by the Commission as soon as reasonably possible after its filing and shall use its reasonable best efforts to maintain the effectiveness of the Registration Statement (and shall promptly notify Gross and Wright in writing if the Commission issues any stop order suspending the effectiveness of the Registration Statement or if an event or circumstance occurs which causes the prospectus included in the Registration Statement to contain an untrue statement of a material fact or omit any fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading). SpringBig shall furnish Gross and Wright with copies of the prospectus included in the Registration Statement and such other documents as Gross and Wright may reasonably request to facilitate the disposition of the Shares pursuant to the Registration Statement or otherwise; provided that such disposition would not violate any Lock-Up Agreement or the terms of this Agreement. SpringBig shall use its reasonable best efforts to cooperate with Gross and Wright to facilitate the timely sale of Shares through book entry under the Depository Trust Company’s Direct Registration System pursuant to the Registration Statement or Securities Act Rule 144 free of any restrictive legends; provided that such sale would not violate any Lock-Up Agreement or the terms of this Agreement.

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f.The Parties agree that, without any further notice or action required by any Party, the 2017 License Agreement shall terminate, and be deemed cancelled, null and void, effective as of the latest of receipt of the First Installment Payment by the Yuzz Buzz Parties, receipt of all Monthly Installment Payments by the Yuzz Buzz Parties, and completion of the SBIG Stock Issuance (“2017 License Agreement Termination Date”). Moreover, for the avoidance of doubt, within three (3) business days of the 2017 License Agreement Termination Date, the Yuzz Buzz Parties shall transfer any and all remaining right, title, and interest they have in the cancelled 2017 License Agreement to SpringBig Holdings (the “License Agreement Transfer”) in substantially the form attached hereto as Exhibit “5”. Furthermore, at all times prior to the License Agreement Transfer to SpringBig Holdings, the Parties agree to the following: (i) the Yuzz Buzz Parties shall neither assign nor transfer, nor attempt to assign or transfer, any of their right, title, and interest in the 2017 License Agreement to any person or entity; (ii) the Parties agree to fully suspend all obligations and performance by all Parties under the 2017 License Agreement; and (iii) the Yuzz Buzz Parties agree to forbear and thus not to exercise or attempt to exercise any of their rights under the 2017 License Agreement.

g.Adjustments Upon Changes in Capitalization. During the time period after the Effective Date, but prior to the completion of the SBIG Stock Issuance, the number of Shares allocated pursuant to the SBIG Stock Issuance shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares or any other increase or decrease in the number of issued Shares effected without receipt of consideration by SpringBig Holdings, except for (a) an increase of up to 1,700,000 Shares that SpringBig Holdings may issue to complete the SBIG Stock Issuance and (b) any issuance of Shares pursuant to any vested options or restricted stock units granted by SpringBig Holdings or any other contractual obligation of SpringBig Holdings in effect as of the Effective Date; or (ii) any other transaction with respect to Common Stock involving a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction.

h.To induce SpringBig Holdings to complete the SBIG Stock Issuance, the Yuzz Buzz Parties hereby represent and warrant to SpringBig Holdings as of the Effective Date and as of the date of completion of the SBIG Stock Issuance as follows:

i.Gross and Wright, individuals, have the capacity to enter into, deliver and perform their obligations under this Settlement Agreement.

2.This Settlement Agreement has been duly authorized, validly executed and delivered by Gross and Wright. The signatures on this Settlement Agreement of Gross and Wright are genuine, and they have legal competence and capacity to execute the same.

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3.Each of Gross and Wright is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act of 1933, as amended, and is a sophisticated investor, experienced in investing in transactions of the type contemplated by this Settlement Agreement and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, including participation in the SBIG Stock Issuance. Each of Gross and Wright has determined based on his own independent review and such professional advice as he deems appropriate that the Shares to be issued in the SBIG Stock Issuance are a suitable investment for Gross and Wright, as applicable, notwithstanding the substantial risks inherent in investing in or holding such Shares.

4.Gross and Wright would acquire the Shares in the SBIG Stock Issuance for investment purposes only and not with a view to any distribution of such Shares in any manner that would violate the securities laws of the United States or any other applicable jurisdiction and is not acquiring such Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act.

5.Gross and Wright understand that the Shares in the SBIG Stock Issuance are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that such Shares have not been registered under the Securities Act. Except in respect of any stock lending program, Gross and Wright understand that the Shares may not be resold, transferred, pledged or otherwise disposed of by Gross and Wright absent an effective registration statement under the Securities Act, except (a) to SBIG Holdings or a subsidiary thereof, (b) to non-U.S. persons pursuant to offers and sales that occur solely outside the United States within the meaning of Regulation S under the Securities Act or (c) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (a) and (c), in accordance with any applicable securities laws of the states and other jurisdictions of the United States.

6.Gross and Wright represent that they have relied solely upon independent investigation made by themselves, and they have not relied on any statements or other information provided by anyone. Gross and Wright acknowledge and agree that they have had an adequate opportunity to review such information as they deem necessary in order to make an investment decision with respect to the Shares to be issued in the SBIG Stock Issuance.

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7.Gross and Wright became aware of the proposed SBIG Stock Issuance solely by means of direct contact with SpringBig Holdings or one of its representatives, and did not become aware of the proposed SBIG Stock Issuance, nor were any Shares offered to Gross or Wright, by any general solicitation.

8.Gross and Wright are the sole members of Yuzz Buzz.

4.Dismissal of the Action with Prejudice.

a.Within five (5) business days after the completion of the SBIG Stock Issuance, the Parties shall sign and cause to be filed a joint stipulation for dismissal with prejudice of the Action, in substantially the form attached hereto as Exhibit “6” (“Stipulation”). The Stipulation shall indicate that each Party is to bear its own costs and attorney’s fees. The State Court shall retain jurisdiction solely to enforce the terms of this Agreement and the Stipulation. In the event the SpringBig Parties fail to effectuate the First Installment Payment or any Monthly Installment Payment, effectuate the SBIG Stock Issuance, effectuate the SBIG Stock Registration, or file the Stipulation in accordance with this Agreement, the Yuzz Buzz Parties shall be entitled to seek enforcement of this Agreement against each of the SpringBig Parties. In the event the Yuzz Buzz Parties fail to effectuate the License Agreement Transfer or file the Stipulation in accordance with this Agreement, the SpringBig Parties shall be entitled to seek enforcement of this Agreement against each of the Yuzz Buzz Parties.

b.The prevailing party in any lawsuit arising out of, relating to, or connected with, this Agreement, including a lawsuit to enforce the terms of this Agreement, shall be entitled to recover its reasonable attorneys’ fees and costs, whether incurred before the lawsuit, during the lawsuit, during mediation, at trial, or at the appellate level. The prevailing party shall also be entitled to recover all attorneys’ fees and costs incurred in litigating entitlement to attorneys’ fees and costs, as well as in determining or quantifying the amount of recoverable attorneys’ fees and costs. The reasonable costs to which the prevailing party is entitled shall include costs that are taxable under any applicable statute, rule or guideline, as well as non-taxable costs, including, without limitation, costs of investigation, copying costs, electronic discovery costs, telephone charges, mailing and delivery charges, information technology support charges, consultant and expert witness fees, travel expenses, electronic research costs, court reporter fees and mediator fees, regardless of whether such costs are otherwise taxable.

5.Attorneys’ Fees and Costs. Each Party shall bear its own attorneys’ fees and costs incurred in connection with, arising from or related to the Action and this Agreement.

6.Releases.

a.Effective as of the latter of the 2017 License Agreement Termination Date or the date the Commission declares the registration statement relevant to the SBIG Stock Registration for the SBIG Stock Issuance effective, the SpringBig Parties and their current and former successors, predecessors, agents, subsidiaries and related companies, assigns, affiliates,

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and current and former officers, members, directors, board members, employees, contractors, staff, managers, attorneys, and other representatives (collectively, the “SpringBig Releasors”) release the Yuzz Buzz Parties and their respective successors, assigns, affiliates, and current and former officers, members, directors, board members, employees, contractors, staff, managers, attorneys, and other representatives (collectively “Yuzz Buzz Parties Releasees”), from all causes of action, suits, debts, liabilities, indemnification, obligations, demands, interests, rights, damages, costs, losses, fees, agreements, controversies, or expenses of any nature whatsoever, in law or in equity, whether asserted or unasserted, whether known or unknown, which the SpringBig Releasors has or ever had against the Yuzz Buzz Parties Releasees for or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Agreement, including, but not limited to all claims arising from, related to or in connection with the Action, provided that this release does not cover, apply to, address, release or limit any claim arising from the obligations of the Parties under this Agreement or the Lock-Up Agreement.

b.Effective as of the latter of the 2017 License Agreement Termination Date or the date the Commission declares the registration statement relevant to the SBIG Stock Registration for the SBIG Stock Issuance effective, the Yuzz Buzz Parties and their current and former successors, predecessors, agents, subsidiaries and related companies, assigns, affiliates, and current and former officers, members, directors, board members, employees, contractors, staff, managers, attorneys, and other representatives (collectively, the “Yuzz Buzz Releasors”) release the SpringBig Parties and their respective successors, assigns, affiliates, and current and former officers, members, directors, board members, employees, contractors, staff, managers, attorneys, and other representatives (collectively “SpringBig Parties Releasees”), from all causes of action, suits, debts, liabilities, indemnification, obligations, demands, interests, rights, damages, costs, losses, fees, agreements, controversies, or expenses of any nature whatsoever, in law or in equity, whether asserted or unasserted, whether known or unknown, which the Yuzz Buzz Releasors has or ever had against the SpringBig Parties Releasees for or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Agreement, including, but not limited to all claims arising from, related to or in connection with the Action, provided that this release does not cover, apply to, address, release or limit any claim arising from the obligations of the Parties under this Agreement.

7.Default. In the event that a Party defaults hereunder (“Event of Default”), the non- defaulting Party shall provide written notice of the Event of Default to the defaulting Party, which shall have five (5) days to cure the Event of Default (“Cure Period”). If after the Cure Period the Event of Default has not been cured, the non-defaulting Party shall be entitled to, and may then seek, an award of reasonable attorney’s fees and costs relative to the enforcement of the terms of this Agreement. Without limitation, an Event of Default shall occur if (a) the SpringBig Parties fail to timely effectuate the First Installment Payment or any Monthly Installment Payment, effectuate the SBIG Stock Issuance, effectuate the SBIG Stock Registration, or file the Stipulation in accordance with this Agreement as provided herein, or (b) the Yuzz Buzz Parties fail to timely execute and deliver the Lock-Up Agreement or the License Agreement Transfer, fail to timely file the Stipulation, or fail to comply with the terms of the Lock-Up Agreement.

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8.No Admissions of Liability. The Parties have entered into this Agreement for business reasons and solely to avoid the expense, inconvenience, distractions and inherent uncertainties associated with the Action. No Party admits to having any liability to the other or having engaged in any wrongdoing, malfeasance, misfeasance or negligent act. The Parties are entering into this Agreement only to avoid lengthy and time-consuming litigation and to eliminate the risk, burden, inconvenience and expense associated therewith.

9.Governing Law. This Agreement shall be governed by the laws of the State of Florida. Any action to enforce this Agreement or to recover damages for breach of this Agreement shall be brought in Palm Beach County, Florida.

10.Amendments. The provisions of this Agreement may not be amended, supplemented, waived or changed orally, but only in writing signed by the Party as to whom enforcement of any such amendment, supplement, waiver or modification is sought and making specific reference to this Agreement.

11.Full Understanding. The Parties represent that they understand the terms of this Agreement, and they are fully bound by its terms.

12.No Transfer of Rights. The Parties represent and warrant that they have not assigned or transferred any right being released or satisfied herein to any person, except as expressly set forth by the terms of this Agreement.

13.Entire Agreement. This Agreement represents the entire understanding and agreement between the Parties with respect to the subject matter of this Agreement, and supersedes all other negotiations, understandings and representations (if any) made by and between the Parties. Each of the Parties expressly waives any and all claim and/or claims for fraudulent inducement of this Agreement. For the avoidance of doubt, this Agreement does not purport to supersede or modify the 2017 Settlement Agreement, which remains in full force and effect.

14.Notices. Notices shall be sent via Federal Express and email as follows:

a.To Yuzz Buzz and Gross:

Yuzz Buzz, LLC
185 NW Spanish River Blvd Ste 240 Boca Raton, FL 33431
Attn: Michael Gross michael@yuzzbuzz.com

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With a copy to:

Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A.
150 West Flagler Street, Suite 2200 Attn: Andrew Stearns, Esq. astearns@stearnsweaver.com

b.To Wright:

Jason Wright 3514 Haldin PL
Royal Palm Beach, FL 33411 jwright262313@gmail.com
c.To the SpringBig Parties: SpringBig, Inc.
621 NW 53rd St #260
Boca Raton, FL 33487 jeffrey@springbig.com

With a copy to:

Benesch Friedlander Coplan & Aronoff LLP 127 Public Square, Suite 4900
Cleveland, OH 44114
Attn: Gregory J. Phillips, Esq. gphillips@beneschlaw.com

15.Headings. The headings contained in this Agreement are for convenience of reference only, are not to be considered a part of the Agreement and shall not limit or otherwise affect in any way the meaning or interpretation of this Agreement.

16.No Construction Against Draftsman. This is a negotiated Agreement, and in no event shall the terms of this Agreement be construed against any Party on the basis that such Party, or its counsel, drafted this Agreement.

17.Execution; Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute together one and the same instrument. Electronic, PDF, and facsimile signatures shall be as effective as original ink signatures.

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18.Authority to Bind. The Parties represent and warrant that they have the full authority and power to sign on behalf of the party for whom they are signing and that their signature on this Agreement shall be binding on such Party.
IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year written above.

[SIGNATURES ON FOLLOWING PAGES]

YUZZ BUZZ, LLC

/s/ Michael Gross

By: Michael Gross

Its: CEO

Dated: 9/7/2023

MICHAEL GROSS

/s/ Michael Gross

Dated: 9/7/2023

JASON WRIGHT

/s/ Jason Wright

Dated: 9/7/23

MEDICI HOLDINGS V, INC. (f/k/a SPRINGBIG, INC.)

/s/ Jeffrey Harris

By: Jeffrey Harris

Its: Partner

Dated: September 8, 2023

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SPRINGBIG, INC.

/s/ Paul Sykes

By: Paul Sykes

Its: CFO

Dated: September 8, 2023

SPRINGBIG HOLDINGS, INC.

/s/ Paul Sykes

By: Paul Sykes

Its: CFO

Dated: September 8, 2023

JEFFREY HARRIS

/s/ Jeffrey Harris

Dated: September 8, 2023

[FINAL SIGNATURE PAGE]

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Gross Lock-Up Agreement

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LOCK-UP AGREEMENT

    , 2023

Michael Gross
185 NW Spanish River Blvd Ste 240 Boca Raton, FL 33431

Re:

Settlement Agreement, dated as of September , 2023 (the “Settlement Agreement”), between SpringBig Holdings, Inc. (the “Company”), SpringBig, Inc., Medici Holdings V, Inc. (f/k/a SpringBig, Inc.), and Jeffrey Harris, on the one hand, and Yuzz Buzz, LLC, Jason Wright, and Michael Gross, on the other hand.

Mr. Gross:

Defined terms not otherwise defined in this letter agreement (the “Letter Agreement”) shall have the meanings set forth in the Settlement Agreement. Pursuant to Section 3 of the Settlement Agreement, the undersigned irrevocably agrees with the Company that, from the date hereof until the latest of (i) three hundred sixty-five (365) days after the Effective Date, (ii) the effectuation of the License Agreement Transfer and (iii) the filing of the Stipulation (such period, the “Restriction Period”), the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate1 of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, any shares of Common Stock of the Company issued pursuant to the SBIG Stock Issuance beneficially owned, held or hereafter acquired by the undersigned (the “Securities”); provided, however, the Restriction Period will automatically and without further action of the Parties terminate upon the expiration of the Cure Period with respect to an Event of Default set forth in Section 7(a) of the Settlement Agreement that has occurred and is then continuing. Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.

Notwithstanding the foregoing, and subject to the conditions below, Mr. Gross may transfer or sell, in the aggregate among all his permitted transferees under this Letter Agreement and in accordance with applicable securities and other laws, up to eight hundred fifty thousand (850,000)
1 As used herein (i) “Persons” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind and (ii) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”).

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shares of Common Stock beginning on the one hundred eighty first (181st) day after the Effective Date, provided that the filing of the Stipulation has occurred. For the avoidance of doubt, all remaining Securities will be restricted in accordance with this Letter Agreement for the balance of the Restriction Period.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Securities provided that (1) the Company receives a signed lock-up letter agreement (in the form of this Letter Agreement) for the balance of the Restriction Period from each donee, trustee, distributee, or transferee, as the case may be, prior to such transfer, (2) any such transfer shall not involve a disposition for value, (3) such transfer is not required to be reported with the Securities and Exchange Commission in accordance with the Exchange Act and no report of such transfer shall be made voluntarily (other than a Form 5, which shall not be filed during the Restriction Period), and (4) neither the undersigned nor any donee, trustee, distributee or transferee, as the case may be, otherwise voluntarily effects any public filing or report regarding such transfers, with respect to transfer:

1)as a bona fide gift or gifts;

2)to any immediate family member or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

3)to any corporation, partnership, limited liability company, or other legal entity all of the equity holders of which consist of the undersigned and/or the immediate family of the undersigned;

4)if the undersigned is a corporation, partnership, limited liability company, trust or other legal entity (a) to another corporation, partnership, limited liability company, trust or other legal entity that is an Affiliate of the undersigned or (b) in the form of a distribution to limited partners, limited liability company members or stockholders of the undersigned;

5)if the undersigned is a trust, to the beneficiary of such trust;

6)by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned; or

7)by operation of law, such as pursuant to a qualified domestic order of a court (including a divorce settlement, divorce decree or separation agreement) or regulatory agency.

In addition, notwithstanding the foregoing, this Letter Agreement shall not restrict the delivery of shares of Common Stock (i) to the undersigned upon the exercise of any options or the vesting of any restricted stock units granted under any employee benefit plan of the Company; provided that any shares of Common Stock or Securities acquired in connection with any such exercise or vesting will be subject to the restrictions set forth in this Letter Agreement, (ii) to the undersigned upon the exercise of warrants, (iii) to the Company upon the “net” or “cashless” exercise of stock options, restricted stock units or other equity awards granted pursuant to any employee benefit plan of the Company, (iv) for the primary purpose of satisfying any tax or other governmental

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withholding obligation with respect to any award of equity-based compensation granted pursuant any employee benefit plan of the Company; or (v) related to the forfeiture of shares of Common Stock to the Company to satisfy tax withholding requirements of the undersigned or the Company upon the vesting, during the Restriction Period, of equity based awards granted under any employee benefit plan of the Company; provided that such shares of Common Stock delivered to the undersigned in connection with such exercise or vesting in clauses (i) or (ii) are subject to the restrictions set forth in this Letter Agreement.

Furthermore, the undersigned may enter into any new plan established in compliance with Rule 10b5-1 of the Exchange Act; provided that (i) such plan may only be established if no public announcement or filing with the Securities and Exchange Commission, or other applicable regulatory authority, is made in connection with the establishment of such plan during the Restriction Period and (ii) no sale of shares of Common Stock are made pursuant to such plan during the Restriction Period.

Furthermore, this Letter Agreement shall not restrict the transfer of Securities pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of the Company’s capital stock after the Effective Date involving a change of control of the Company, or group of persons becoming, after the closing of such transaction, the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of total voting power of the voting securities of the Company.

The Restriction Period shall immediately terminate upon Change of Control or announcement of pending Change of Control of SpringBig Holdings. “Change of Control” shall mean the occurrence of any of the following events: (i) an acquisition of SpringBig Holdings by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but excluding any merger effected exclusively for the purpose of changing the domicile of SpringBig Holdings), or (ii) a sale of all or substantially all of the assets of SpringBig Holdings (collectively, a “Merger”), so long as in either case SpringBig Holdings’ stockholders of record immediately prior to such Merger will, immediately after such Merger, hold less than fifty percent (50%) of the voting power of the surviving or acquiring entity.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to the Company to complete the transactions contemplated by the Settlement Agreement and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Settlement Agreement.

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company and the undersigned. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or

3

proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address set forth on the signature page below and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned and Mr. Gross and that Mr. Gross is not entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Securities is created or intended by virtue of this Letter Agreement.

This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Company. This Letter Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

[SIGNATURES ON FOLLOWING PAGES]

4

Signature

Print Name

Address for Notice:

Email address for Notice:

5

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

SPRINGBIG HOLDINGS, INC.

By:

Name:

Title:

6

Wright Lock-Up Agreement

LOCK-UP AGREEMENT

    , 2023

Jason Wright 3514 Haldin PL
Royal Palm Beach, FL 33411 Re:
Settlement Agreement, dated as of September , 2023 (the “Settlement Agreement”), between
SpringBig Holdings, Inc. (the “Company”), SpringBig, Inc., Medici Holdings V, Inc. (f/k/a SpringBig, Inc.), and Jeffrey Harris, on the one hand, and Yuzz Buzz, LLC, Jason Wright, and Michael Gross, on the other hand.

Mr. Wright:

Defined terms not otherwise defined in this letter agreement (the “Letter Agreement”) shall have the meanings set forth in the Settlement Agreement. Pursuant to Section 3 of the Settlement Agreement, the undersigned irrevocably agrees with the Company that, from the date hereof until the latest of (i) three hundred sixty-five (365) days after the Effective Date, (ii) the effectuation of the License Agreement Transfer and (iii) the filing of the Stipulation (such period, the “Restriction Period”), the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate1 of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, any shares of Common Stock of the Company issued pursuant to the SBIG Stock Issuance beneficially owned, held or hereafter acquired by the undersigned (the “Securities”); provided, however, the Restriction Period will automatically and without further action of the Parties terminate upon the expiration of the Cure Period with respect to an Event of Default set forth in Section 7(a) of the Settlement Agreement that has occurred and is then continuing. Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.

Notwithstanding the foregoing, and subject to the conditions below, Mr. Wright may transfer or sell, in the aggregate among all his permitted transferees under this Letter Agreement and in accordance with applicable securities and other laws, up to eight hundred fifty thousand (850,000)
1 As used herein (i) “Persons” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind and (ii) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”).

1

shares of Common Stock beginning on the one hundred eighty first (181st) day after the Effective Date, provided that the filing of the Stipulation has occurred. For the avoidance of doubt, all remaining Securities will be restricted in accordance with this Letter Agreement for the balance of the Restriction Period.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Securities provided that (1) the Company receives a signed lock-up letter agreement (in the form of this Letter Agreement) for the balance of the Restriction Period from each donee, trustee, distributee, or transferee, as the case may be, prior to such transfer, (2) any such transfer shall not involve a disposition for value, (3) such transfer is not required to be reported with the Securities and Exchange Commission in accordance with the Exchange Act and no report of such transfer shall be made voluntarily (other than a Form 5, which shall not be filed during the Restriction Period), and (4) neither the undersigned nor any donee, trustee, distributee or transferee, as the case may be, otherwise voluntarily effects any public filing or report regarding such transfers, with respect to transfer:

1)as a bona fide gift or gifts;

2)to any immediate family member or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

3)to any corporation, partnership, limited liability company, or other legal entity all of the equity holders of which consist of the undersigned and/or the immediate family of the undersigned;

4)if the undersigned is a corporation, partnership, limited liability company, trust or other legal entity (a) to another corporation, partnership, limited liability company, trust or other legal entity that is an Affiliate of the undersigned or (b) in the form of a distribution to limited partners, limited liability company members or stockholders of the undersigned;

5)if the undersigned is a trust, to the beneficiary of such trust;

6)by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned; or

7)by operation of law, such as pursuant to a qualified domestic order of a court (including a divorce settlement, divorce decree or separation agreement) or regulatory agency.

In addition, notwithstanding the foregoing, this Letter Agreement shall not restrict the delivery of shares of Common Stock (i) to the undersigned upon the exercise of any options or the vesting of any restricted stock units granted under any employee benefit plan of the Company; provided that any shares of Common Stock or Securities acquired in connection with any such exercise or vesting will be subject to the restrictions set forth in this Letter Agreement, (ii) to the undersigned upon the exercise of warrants, (iii) to the Company upon the “net” or “cashless” exercise of stock options, restricted stock units or other equity awards granted pursuant to any employee benefit plan of the Company, (iv) for the primary purpose of satisfying any tax or other governmental

2

withholding obligation with respect to any award of equity-based compensation granted pursuant any employee benefit plan of the Company; or (v) related to the forfeiture of shares of Common Stock to the Company to satisfy tax withholding requirements of the undersigned or the Company upon the vesting, during the Restriction Period, of equity based awards granted under any employee benefit plan of the Company; provided that such shares of Common Stock delivered to the undersigned in connection with such exercise or vesting in clauses (i) or (ii) are subject to the restrictions set forth in this Letter Agreement.

Furthermore, the undersigned may enter into any new plan established in compliance with Rule 10b5-1 of the Exchange Act; provided that (i) such plan may only be established if no public announcement or filing with the Securities and Exchange Commission, or other applicable regulatory authority, is made in connection with the establishment of such plan during the Restriction Period and (ii) no sale of shares of Common Stock are made pursuant to such plan during the Restriction Period.

Furthermore, this Letter Agreement shall not restrict the transfer of Securities pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of the Company’s capital stock after the Effective Date involving a change of control of the Company, or group of persons becoming, after the closing of such transaction, the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of total voting power of the voting securities of the Company.

The Restriction Period shall immediately terminate upon Change of Control or announcement of pending Change of Control of SpringBig Holdings. “Change of Control” shall mean the occurrence of any of the following events: (i) an acquisition of SpringBig Holdings by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but excluding any merger effected exclusively for the purpose of changing the domicile of SpringBig Holdings), or (ii) a sale of all or substantially all of the assets of SpringBig Holdings (collectively, a “Merger”), so long as in either case SpringBig Holdings’ stockholders of record immediately prior to such Merger will, immediately after such Merger, hold less than fifty percent (50%) of the voting power of the surviving or acquiring entity.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to the Company to complete the transactions contemplated by the Settlement Agreement and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Settlement Agreement.

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company and the undersigned. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or

3

proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address set forth on the signature page below and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned and Mr. Wright and that Mr. Wright is not entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Securities is created or intended by virtue of this Letter Agreement.

This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Company. This Letter Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

[SIGNATURES ON FOLLOWING PAGES]

4

Signature

Print Name

Address for Notice:

Email address for Notice:

5

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

SPRINGBIG HOLDINGS, INC.

By:

Name:

Title:

6

SELLING STOCKHOLDER QUESTIONNAIRE

SpringBig Holdings, Inc.
621 NW 53rd Street, Suite 260 Boca Raton, Florida 33487

Ladies and Gentlemen:

The undersigned acknowledges that [it/he/she] is a beneficial owner of securities of SpringBig Holdings, Inc. (the "Company"). The undersigned understands that [it/he/she] will be named as a selling stockholder in the prospectus or prospectus supplement that forms a part of the Company's Registration Statement on Form S-3 (the "Registration Statement"). The Registration Statement registers for resale under the Securities Act of 1933, as amended (the "Securities Act"), the securities the undersigned beneficially owns that are disclosed in response to Question 5(b) of this Questionnaire (the "Registrable Securities"). The Company will use the information that the undersigned provides in this Questionnaire to ensure the accuracy of the Registration Statement and the prospectus, as it may be supplemented.

Please note that if the entity completing this questionnaire is not a natural person, in addition to disclosing any material relationships between the Company and that entity, you should also provide relevant information about any persons (whether they are entities or natural persons) who exercise discretionary control over the entity completing this questionnaire, and who have had a material relationship with the registrant or any of its predecessors or affiliates within the past three years.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of securities to be registered under the Registration Statement are advised to consult their own securities counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

The undersigned acknowledges that by completing, dating, executing and returning this Questionnaire to the Company, [it/he/she] is giving written notice to the Company of its desire to have the securities disclosed in response to Question 5(b) of this Questionnaire included in the Registration Statement.

Please answer every question.

If the answer to any question is "none" or "not applicable," please so state.

1.Name. Type or print the full legal name of the selling securityholder.

2.Contact Information. Provide the address, telephone number, fax number and email address of the selling securityholder.

Address:

Phone:

Fax:

Email:

3.Relationship with the Company. Describe the nature of any position, office or other material relationship the selling securityholder has had with the Company during the past three years.

4.Organizational Structure. Please indicate or (if applicable) describe how the selling securityholder is organized.
Is the selling securityholder a natural person?	Yes	No
(If so, please mark the box and skip to Question 5.)
Is the selling securityholder a reporting company under the Securities Exchange Act of 1934, as amended (the "Exchange Act")?	Yes	No
(If so, please mark the box and skip to Question 5.)

2

Is the selling securityholder a majority- owned subsidiary of a reporting company under the Exchange Act?	Yes	No
(If so, please mark the box and skip to Question 5.)
Is the selling securityholder a registered investment company under the Investment Company Act of 1940?	Yes	No
(If so, please mark the box and skip to Question 5.)

If the answer to all of the foregoing questions is "no," please describe: (i) the exact legal description of the selling securityholder (e.g., corporation, partnership, limited liability company, etc.); (ii) whether the legal entity so described is managed by another entity and the exact legal description of such entity (repeat this step until the last entity described is managed by a person or persons, each of whom is described in any one of (a) through (d) above); (iii) the names of each person or persons having voting and investment control over the Company's securities that the entity owns (e.g., director(s), general partner(s), managing member(s), etc.).

a.Legal Description of Entity:

b.Name of Entit(ies)/(y) Managing Such Entity (if any):

c.Name of Entit(ies)/(y) Managing such Entit(ies)/(y) (if any):

d.Name(s) of Natural Person(s) Having Voting or Investment Control Over the Shares Held by such Entit(ies)/(y):

5.Ownership of the Company’s Securities. This question covers beneficial ownership of the Company's securities. Please consult Appendix A to this Questionnaire

3

for information as to the meaning of "beneficial ownership." State (a) the number of shares of the Company's common stock (including any shares issuable upon exercise of warrants or other convertible securities) that the selling securityholder beneficially owned as of the date this Questionnaire is signed and (b) the number of such shares of the Company's common stock that the selling securityholder wishes to have registered for resale in the Registration Statement:

a.Number of shares of common stock and other equity securities owned:

b.Number of shares of common stock and other equity securities owned to be registered for resale in the Registration Statement:

c.In addition to the securities identified in paragraphs (a) and (b) of this question, please identify any additional equity securities of the Company as to which there is any arrangement under which you have the right to receive any economic benefits of those securities.

6.Acquisition of Shares. If the selling securityholder did not acquire the securities to be sold directly from the Company please describe below the manner in which the securities were acquired including, but not limited to, the date, the name and address of the seller(s), the purchase price and pursuant to which documents (the "Acquisition Documents") and please forward such documents as provided below.

7.Broker-Dealer Status.

4

(a)
Is the selling securityholder a broker- dealer?

Note: In general, the Company will be required to identify any registered broker- dealer or an affiliate as an underwriter in the prospectus

    Yes        No

(b)

5

If the answer to Section 7(a) is "yes," did        Yes        No the selling securityholder receive the
Registrable Securities as compensation for investment banking services to the Company?

(c)

Is the selling securityholder an affiliate of	Yes	No
a broker-dealer? If "Yes", please identify
the registered broker-dealer(s), describe
the nature of the affiliation(s) and answer
subsection (d).

(d)

If the selling securityholder is an affiliate	Yes	No
of a broker-dealer, does the selling
securityholder certify that it purchased the
Registrable Securities in the ordinary
course of business, and at the time of the
purchase of the Registrable Securities to
be resold, the selling securityholder had
no agreements or understandings, directly
or indirectly, with any person to distribute
the Registrable Securities?

8.Plan of Distribution. The undersigned has reviewed the proposed "Plan of Distribution" or "Underwriting" section in the Registration Statement or an applicable prospectus supplement and agrees that the statements contained therein reflect its intended method(s) of distribution or, to the extent these statements are inaccurate or incomplete, the undersigned has communicated in writing to one of the parties listed above its signature any changes to the proposed "Plan of Distribution" that are required to make these statements accurate and complete.

    (Please insert an "X" to the left if you have made any changes)

6

9.Legal Proceedings with the Company. Is the Company a party to any pending legal proceeding in which the selling securityholder is named as an adverse party?

    Yes        No
State any exceptions here:

10.Reliance on Responses. The undersigned acknowledges and agrees that the Company and its legal counsel shall be entitled to rely on its responses in this Questionnaire in all matters pertaining to the Registration Statement and the sale of any Registrable Securities pursuant to the Registration Statement.

The undersigned hereby acknowledges and is advised of the SEC's Compliance and Disclosure Interpretation 239.10 regarding short selling:

An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock "against the box" and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

If the Company is required to file a new or additional registration statement to register Registrable Securities beneficially owned by the selling securityholder, the undersigned hereby agrees to complete and return to the Company, upon the request of the Company, a new Questionnaire (in a form substantially similar to this Questionnaire).

If the selling securityholder transfers all or any portion of its Registrable Securities after the date on which the information in this Questionnaire is provided to the Company, the undersigned hereby agrees to notify the transferee(s) at the time of transfer of its rights and obligations hereunder.

By signing below, the undersigned represents that the information provided herein is accurate and complete. The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein and the inclusion of such information in the Registration Statement and

7

the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

[SIGNATURE PAGE FOLLOWS]

8

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:         Beneficial Owner:

By:     Name:
Title:

AS SOON AS POSSIBLE, PLEASE SCAN A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

Aslam Rawoof
Benesch Friedlander Coplan & Aronoff LLP arawoof@beneschlaw.com

APPENDIX A

DEFINITION OF "BENEFICIAL OWNERSHIP"

1.A "Beneficial Owner" of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:
a.Voting power which includes the power to vote, or to direct the voting of, such security; and/or
b.Investment power which includes the power to dispose, or direct the disposition of, such security.
Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.
2.Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.
3.Notwithstanding the provisions of paragraph (1), a person is deemed to be the "beneficial owner" of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (a) through the exercise of any option, warrant or right; (b) through the conversion of a security; (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in (a), (b) or (c) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

ASSIGNMENT AND ASSUMPTION OF LICENSE AGREEMENT
This Assignment and Assumption of License Agreement (the “Assignment”) is made as of
     ,     , (the “Assignment Effective Date”) by and between Yuzz Buzz, LLC (“Assignor”), and SpringBig Holdings, Inc. (“Assignee”), each of which shall be referred to herein as the “Parties.”
Recitals
WHEREAS, Assignor is a party to that certain license agreement dated July 10, 2017 (“2017 License Agreement”);
WHEREAS, Assignor desires to assign all of its rights, title, interest and obligations under the 2017 License Agreement (collectively, the “Assigned Rights and Obligations”) to Assignee;
WHEREAS, the Parties desire to execute this Assignment to memorialize the assignment and assumption of the Assigned Rights and Obligations.
NOW THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
Terms
1.Recitals. The foregoing Recitals are true and correct and are incorporated into this Assignment by reference.

2.Assignment and Assumption. Assignor hereby assigns to Assignee all of the Assigned Rights and Obligations and Assignee accepts the assignment and assumes the Assigned Rights and Obligations.

3.No Support or Maintenance. Assignee hereby covenants that Assignor is not obligated to provide support, software development services, education, maintenance, and/or any services whatsoever to Assignee relating to the 2017 License Agreement and/or this Assignment.

4.Counterparts. This Assignment may be executed in several counterparts and all so executed shall constitute one agreement, binding on all the parties hereto, notwithstanding that all the parties are not signatories to the original or the same counterpart. This Assignment may be executed by signature transmitted by facsimile or electronic mail which shall, for all purposes, serve as an original executed counterpart of this Assignment.

5.Governing Law. This Assignment shall be governed by the laws of the State of Florida. Any action to enforce this Assignment or to recover damages for breach of this Assignment shall be brought in Palm Beach County, Florida.

6.Amendments. The provisions of this Assignment may not be amended, supplemented, waived or changed orally, but only in writing signed by the Party as to whom enforcement of any such amendment, supplement, waiver or modification is sought and making specific reference to this Assignment.

7.Full Understanding. The Parties represent that they understand the terms of this Assignment, and they are fully bound by its terms.

8.Headings. The headings contained in this Assignment are for convenience of reference only, are not to be considered a part of the Assignment and shall not limit or otherwise affect in any way the meaning or interpretation of this Assignment.

9.Execution; Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute together one and the same instrument. Electronic, PDF, and facsimile signatures shall be as effective as original ink signatures.

10.Authority to Bind. The Parties represent and warrant that they have the full authority and power to sign on behalf of the party for whom they are signing and that their signature on this Assignment shall be binding on such Party.
IN WITNESS WHEREOF, the Parties have executed this Assignment on the day and year written above.

[SIGNATURES ON FOLLOWING PAGES]

2

ASSIGNOR:

YUZZ BUZZ, LLC

By:

Its:

Dated:

ASSIGNEE:

SPRINGBIG HOLDINGS, INC.

By:

Its:

Dated:

3

IN THE CIRCUIT COURT OF THE 15TH JUDICIAL CIRCUIT IN AND FOR PALM BEACH COUNTY, FLORIDA

CIVIL DIVISION

CASE NO. 50-2022-CA-005163-XXXX-MB (AG)
YUZZ BUZZ, LLC, a Delaware limited liability company, MICHAEL GROSS, an individual

Plaintiffs,
v.

SPRINGBIG, INC., now known as MEDICI HOLDINGS V, INC.,
a Florida corporation, SPRINGBIG, INC.,
a Delaware corporation, SPRINGBIG HOLDINGS, INC.
a Delaware corporation, and JEFFREY HARRIS, an individual

Defendants.
    /

STIPULATION FOR DISMISSAL WITH PREJUDICE

Pursuant to Rule 1.440(a)(1)(B) of the Florida Rules of Civil Procedure and all other applicable rules of this Court, Plaintiffs, YUZZ BUZZ, LLC and MICHAEL GROSS (collectively, “Plaintiffs”), and SPRINGBIG, INC., now known as MEDICI HOLDINGS V, INC. (“Medici Holdings”), a Florida corporation, SPRINGBIG, INC. (“SpringBig”), a Delaware corporation, SPRINGBIG HOLDINGS, INC., a Delaware corporation, and JEFFREY HARRIS (“Harris”), an individual (collectively “Defendants”), who collectively constitute all current parties to this action, stipulate: (I) to the dismissal with prejudice of this action and all claims therein, including (a) the Plaintiffs’ Second Amended Complaint against the Defendants; and (b) Medici Holdings’, SpringBig’s, and Harris’ Amended Counterclaim against Defendants; (II) that each party shall bear

CASE NO. 50-2022-CA-005163-XXXX-MB (AG)

its own costs and attorney’s fees; and (III) that this Court shall retain jurisdiction to enforce the terms of this Stipulation and the underlying settlement agreement.

STEARNS WEAVER MILLER WEISSLER ALHADEFF & SITTERSON, P.A.
Attorneys for Yuzz Buzz, LLC and Michael Gross 150 West Flagler Street, Suite 2200
Miami, Florida 33130
Telephone: (305) 789-3200

By:             Dated:      Andrew E. Stearns, Esq.
Florida Bar No. 661651 astearns@stearnsweaver.com

BENESCH, FRIEDLANDER, COPLAN & ARONOFF LLP
Attorneys for Medici Holdings V, Inc., Springbig, Inc., Springbig Holdings, Inc., and Jeffrey Harris
200 Public Square, Suite 2300
Cleveland, Ohio 44114-2378
Telephone: (216) 363-4500

By:             Dated:      Justin M. Lovdahl, Esq.
Florida Bar No. 1008836 jlovdahl@beneschlaw.com

2

IN THE CIRCUIT COURT OF THE 15TH JUDICIAL CIRCUIT IN AND FOR PALM BEACH COUNTY, FLORIDA

CIVIL DIVISION

CASE NO. 50-2022-CA-005163-XXXX-MB (AG)
YUZZ BUZZ, LLC, a Delaware limited liability company, MICHAEL GROSS, an individual

Plaintiffs,
v.

SPRINGBIG, INC., now known as MEDICI HOLDINGS V, INC.,
a Florida corporation, SPRINGBIG, INC.,
a Delaware corporation, SPRINGBIG HOLDINGS, INC.
a Delaware corporation, and JEFFREY HARRIS, an individual

Defendants.
    /

ORDER APPROVING
STIPULATION FOR DISMISSAL WITH PREJUDICE

THIS MATTER came before the Court upon a Stipulation For Dismissal With Prejudice

(“Stipulation”) signed and filed by counsel to all parties joined in the above-captioned action (the

“Action”). The Court, having reviewed the file, considered the Stipulation and being otherwise duly advised in the premises, it is hereby:

ORDERED AND ADJUDGED as follows:

1.The Stipulation is APPROVED and, accordingly, the Action and all claims asserted therein are dismissed with prejudice.
2.Each party shall bear its own costs and attorney’s fees.

CASE NO. 50-2022-CA-005163-XXXX-MB (AG)

3.The Court retains jurisdiction to enforce the terms of the Stipulation and the underlying settlement agreement.
DONE AND ORDERED in Chambers at Palm Beach County, Florida on this     day of

    , 2023.

The Honorable Luis Delgado Circuit Court Judge

Electronic Copy Furnished to:
Andrew E Stearns, astearns@stearnsweaver.com Joseph Onorati, jonorati@stearnsweaver.com Gregory Phillips, gphillips@beneschlaw.com Nora Cook, ncook@beneschlaw.com
Justin Lovdahl, jlovdahl@beneschlaw.com